UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2021 (April 7, 2021)

TIO TECH A

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40317	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unter den Linden 21

10117 Berlin

Germany

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +49 30 2092 4040

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	TIOAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 par value	TIOA	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	TIOAW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 12, 2021, Tio Tech A (the “Company”) consummated its initial public offering (“IPO”) of 30,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-third of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $300,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-253369) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on February 22, 2021, as amended (the “Registration Statement”):

•

An Underwriting Agreement, dated April 7, 2021, by and between the Company and Deutsche Bank Securities Inc., as representative of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•

A Warrant Agreement, dated April 7, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•

A Letter Agreement, dated April 7, 2021 (the “Letter Agreement”), by and among the Company, its executive officers, its directors, its advisors and Lindentor 1055. V V GmbH (to be renamed Tio Tech SPAC Holdings GmbH) (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•

An Investment Management Trust Agreement, dated April 7, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•

A Registration Rights Agreement, dated April 7, 2021, by and between the Company, the Sponsor and the Holders signatory thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•

A Private Placement Warrants Purchase Agreement, dated April 7, 2021, by and between the Company and the Sponsor (the “Private Placement Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	A Services Agreement, dated April 7, 2021, by and among the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of 5,083,333 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $7,625,000. The Private Placement Warrants are identical to the Warrants included as part of the Units sold in the IPO, except that the Private Placement Warrants, so long as they are held by the Sponsor or its permitted transferees, (i) are not redeemable by the Company, (ii) may not (including the Class A Ordinary Shares issuable upon exercise of the warrants), subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of the Company’s initial business combination, (iii) may be exercised on a cashless basis and (iv) are entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the IPO, on April 7, 2021, Dominik Richter, Roman Kirsch, Manuel Stotz, Jonathan Teklu and Jeronimo Folgueira (collectively, the “Directors”) were appointed to the board of directors of the Company (the “Board”). The Board has determined that Mr. Stotz, Mr. Teklu, and Mr. Folgueira are independent directors within the meaning of applicable SEC and Nasdaq rules. Effective April 7, 2021, Mr. Stotz, Mr. Teklu and Mr. Folgueira were appointed to the Board’s Audit Committee, with Mr. Folgueira serving as chair of the Audit Committee. Effective April 7, 2021, Mr. Teklu and Mr. Folgueira were appointed to the Board’s Compensation Committee, with Mr. Teklu serving as chair of the Compensation Committee. Effective April 7, 2021, Mr. Stotz, Mr. Teklu and Mr. Folgueira were appointed to the Board’s Nominating and Corporate Governance Committee, with Mr. Stotz serving as chair of the Nominating and Corporate Governance Committee.

Following the appointment of the Directors, the Board is comprised of the following three classes: the term of office of the first class of directors, consisting of Manuel Stotz, will expire at our first annual general meeting; the term of office of the second class of directors, consisting of Jonathan Teklu and Jeronimo Folgueira, will expire at the second annual general meeting; and the term of office of the third class of directors, consisting of Roman Kirsch and Dominik Richter, will expire at the third annual general meeting.

On April 7, 2021, in connection with his appointment to the Board, each Director entered into the Letter Agreement, Registration Rights Agreement and an indemnity agreement with the Company in the form previously filed as Exhibits 10.1, 10.3 and 10.5 to the Registration Statement, respectively.

Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement, the Registration Rights Agreement and the form of Indemnity Agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement, the Registration Rights Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto, Exhibit 10.3 hereto and Exhibit 10.5 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On April 7, 2021, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $300,000,000, comprised of $295,500,000 of the proceeds from the IPO (which amount includes $7,875,000 of the underwriters’ deferred discount) and $4,500,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at Deutsche Bank Trust Company Americas maintained by Continental Stock Transfer & Trust Company, acting as trustee. On April 7, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 7, 2021, by and between the Company and Deutsche Bank Securities Inc., as representative of the underwriters.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated April 7, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated April 7, 2021, by and among the Company, its executive officers, its directors, its advisors and Lindentor 1055. V V GmbH (to be renamed Tio Tech SPAC Holdings GmbH).

10.2	Investment Management Trust Agreement, dated April 7, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated April 7, 2021, by and between the Company, Lindentor 1055. V V GmbH (to be renamed Tio Tech SPAC Holdings GmbH) and the Holders signatory thereto.

10.4	Private Placement Warrants Purchase Agreement, dated April 7, 2021, by and between the Company and Lindentor 1055. V V GmbH (to be renamed Tio Tech SPAC Holdings GmbH).

10.5	Services Agreement, dated April 7, 2021, by and between the Company and Lindentor 1055. V V GmbH (to be renamed Tio Tech SPAC Holdings GmbH).

99.1	Press Release, dated April 7, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIO TECH A

Date: April 12, 2021	By:	/s/ Roman Kirsch
Name: Roman Kirsch
Title: Chief Executive Officer and Director